    As filed with the Securities and Exchange Commission on November 1, 1996
                                                   Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           _________________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                      THE NEWHALL LAND AND FARMING COMPANY
                       (A CALIFORNIA LIMITED PARTNERSHIP)



              CALIFORNIA                               95-3931727
     (State of Incorporation or                      (I.R.S. Employer
         Organization)                             Identification Number)


                            23823 VALENCIA BOULEVARD
                           VALENCIA, CALIFORNIA 91355
                    (Address of principal executive offices)

                      THE NEWHALL LAND AND FARMING COMPANY
            DEFERRED EQUITY COMPENSATION PLAN FOR OUTSIDE DIRECTORS
                           (Full title of the plans)
                           _________________________

                                 THOMAS L. LEE
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                         NEWHALL MANAGEMENT CORPORATION
              23823 VALENCIA BOULEVARD, VALENCIA, CALIFORNIA 91355
                                 (805) 255-4000
                              (Agent for service)
                           _________________________

           It is requested that copies of communications be sent to:

                           RICHARD C. WIRTHLIN, ESQ.
                              IRELL & MANELLA LLP
                          333 S. HOPE ST., SUITE 3300
                         LOS ANGELES, CALIFORNIA  90071
                                 (213) 620-1555
                           _________________________

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                                                  CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
      TITLE OF SECURITIES          AMOUNT TO BE         PROPOSED MAXIMUM             PROPOSED MAXIMUM            AMOUNT OF
        TO BE REGISTERED         REGISTERED (1)             OFFERING             AGGREGATE OFFERING PRICE     REGISTRATION FEE
                                                         PRICE PER UNIT                                             (2)
-------------------------------------------------------------------------------------------------------------------------------
 Depositary Units                     200,000              $15.8125                   $3,162,500               $1,090.52
-------------------------------------------------------------------------------------------------------------------------------



(1) This Registration Statement also covers any additional Depositary Units that are acquired under The Newhall Land and Farming Company Deferred Equity Compensation Plan for Outside Directors by reason of any Depositary Unit dividend, Depositary Unit split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding Depositary Units.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933 on the basis of the average of the high and low selling price per Depositary Unit of The Newhall Land and Farming Company on October 29, 1996 as reported by the New York Stock Exchange.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The Newhall Land and Farming Company (a California Limited Partnership) (the "Registrant") files this Registration Statement with the Securities and Exchange Commission (the "Commission") on Form S-8 (the "Registration Statement") to register 200,000 depositary units of the Registrant (the "Depositary Units") to be acquired from the Registrant pursuant to The Newhall Land and Farming Company Deferred Equity Compensation Plan for Outside Directors (the "Plan").

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The Registrant hereby incorporates by reference into this Registration Statement the following documents previously filed with the Commission by the
Registrant:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995;

         (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996;

         (c)     The Registrant's Current Report on Form 8-K dated April 25,
                 1996;

         (d) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996; and

         (e) The Registrant's Registration Statement on Form 8-B, File No. 1-08885, filed with the Commission on April 24, 1985, which describes the terms, rights and provisions applicable to the Depositary Units.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such prior statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Limited Partnership Agreement of the Registrant provides for indemnification by the Registrant of its general partners and their present or former partners, shareholders, directors and officers (collectively, the "Indemnitees") in certain circumstances. The limited partnership agreement of Newhall Management Limited Partnership, a California Limited Partnership ("NMLP") and the managing general partner of the Registrant, and the Articles of Incorporation and Bylaws of Newhall Management Corporation, a California Corporation ("NMC") and the managing partner of NMLP, provide for similar indemnification of such Indemnitees. In addition, the Registrant has entered into indemnification agreements ("Indemnification Agreements") with the directors and certain officers of NMC, which describe with more specificity the indemnification obligations of the Registrant.

         The Registrant has purchased liability insurance to supplement the protection afforded to Indemnitees by their indemnity rights under the terms of such charter documents and the Indemnification Agreements, and to cover the Registrant's indemnity obligations. However, liability insurance is not necessarily available to cover the unlimited liability of the Indemnitees in certain circumstances. In addition, NMC's Articles of Incorporation provide that the liability of directors of NMC for monetary damages shall be eliminated to the fullest extent permissible under California law.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

         EXHIBIT
         NUMBER       DESCRIPTION
         ------       -----------
         23.1         Consent of Independent Auditors - KPMG Peat Marwick LLP
         24.1         Power of Attorney (included on the signature pages filed herewith)
         99.1         The Newhall Land and Farming Company Deferred Equity Compensation Plan for Outside Directors


ITEM 9. UNDERTAKINGS.

         1.      The undersigned registrant hereby undertakes:

                 (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that paragraphs (1)(a)(i) and (1)(a)(ii) will not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                 (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         2. The undersigned registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 1st day of November 1996.



                                    THE NEWHALL LAND AND FARMING COMPANY
                                    (a California Limited Partnership)
                                         Registrant

                                    By:  Newhall Management Limited Partnership,
                                         Managing General Partner

                                    By:  Newhall Management Corporation,
                                         Managing General Partner

                                    By:  /s/  THOMAS L. LEE
                                       -------------------------------------
                                       Thomas L. Lee
                                       Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned officers and directors of The Newhall Land and Farming Company, a California Limited Partnership, do hereby constitute and appoint Thomas L. Lee, Chairman and Chief Executive Officer, the lawful attorney-in-fact and agent, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines to be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulation or requirements of the Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement and to any and all instruments or documents filed as part of or in connection with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of November 1st, 1996.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on November 1, 1996.

         Signature                                          Title
    /s/  THOMAS L. LEE                                      Chairman and Chief Executive
---------------------------------------------               Officer of Newhall Management
         Thomas L. Lee                                      Corporation (Principal Executive
                                                            Officer) and Director



    /s/  STUART R. MORK                                     Senior Vice President and Chief
--------------------------------------------                Financial Officer of Newhall
         Stuart R. Mork                                     Management Corporation (Principal
                                                            Financial Officer)


    /s/  DONALD L. KIMBALL                                  Vice President -- Controller
--------------------------------------------                of Newhall Management Corporation
         Donald L. Kimball                                  (Principal Accounting Officer)



    /s/  GEORGE L. ARGYROS                                  Director
--------------------------------------------
         George L. Argyros

    /s/  GARY M. CUSUMANO                                   Director
--------------------------------------------
         Gary M. Cusumano


    /s/  THOMAS V. McKERNAN, JR.                            Director
--------------------------------------------
         Thomas V. McKernan, Jr.


    /s/  HENRY K. NEWHALL                                   Director
--------------------------------------------
         Henry K. Newhall


    /s/  JANE NEWHALL                                       Director
--------------------------------------------
         Jane Newhall


    /s/  PETER T. POPE                                      Director
--------------------------------------------
         Peter T. Pope


    /s/  CARL E. REICHARDT                                  Director
--------------------------------------------
         Carl E. Reichardt


    /s/  THOMAS C. SUTTON                                   Director
--------------------------------------------
         Thomas C. Sutton


    /s/  BARRY L. WILLIAMS                                  Director
--------------------------------------------
         Barry L. Williams


    /s/  EZRA K. ZILKHA                                     Director
--------------------------------------------
         Ezra K. Zilkha

                                    EXHIBITS
                                       TO
                                    FORM S-8
                                      UNDER
                             SECURITIES ACT OF 1933


                      THE NEWHALL LAND AND FARMING COMPANY
                       (a California Limited Partnership)


                                 EXHIBIT INDEX


       EXHIBIT
       NUMBER         DESCRIPTION
       ------         -----------
      23.1       Consent of Independent Auditors - KPMG Peat Marwick LLP.
      24.1       Power of Attorney (included on the signature pages filed herewith)
      99.1       The Newhall Land and Farming Company Deferred Equity Compensation Plan for Outside Directors